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                                                                Exhibit 10.14(i)

                AMENDMENT NUMBER 9 TO LETTER AGREEMENT GCT-026/98

This Amendment Number 9 to Letter Agreement GCT-026/98, dated as of November 13, 2001 ("Amendment No. 9") relates to the Letter Agreement GCT-026/98 (the "Letter Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998, which concerns the Purchase Agreement GCT-025/98 (the "Purchase Agreement"), as amended from time to time (collectively referred to herein as the "Agreement"). This Amendment No. 9 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 9 sets forth further agreements between Embraer and Buyer relative to the exercise of [*] Option Aircraft, as provided in Amendment No. 14 to the Purchase Agreement, dated as of the date hereof.

This Amendment No. 9 constitutes an amendment and modification of the Letter Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 9 and the Agreement, the terms of this Amendment No. 9 shall control.

WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to modify the Letter Agreement as provided below;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1.    [*]

                 [*]


      "B.                   [*]

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* Confidential

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2.    COMPENSATION DUE TO [*].

In order to compensate Embraer [*] Amendment No. 13 to the Purchase Agreement GCT-025/98, [*]. This amount shall not constitute part of the Aircraft Purchase Price and shall be paid by Buyer directly to Embraer [*] after delivery of such Aircraft through a separate invoice to be presented by Embraer.

3.    MISCELLANEOUS:

All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 9 shall remain valid in full force and effect without any change.


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* Confidential

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IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 9 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronautica S.A.      Solitair Corp.

By    /s/ Frederico Fleury Curado               By    /s/ Doug J. Lambert
      ---------------------------                   ------------------------
Name:   Frederico Fleury Curado                       Name:   Doug J. Lambert
Title:  Director Vice President                       Title:  Vice President

By    /s/ Flavio Rimoli
      ---------------------------
Name:  Flavio Rimoli                                  Date:  12/12/01
Title: Director of Contracts                          Place: Greenwich, CT

Date:
Place: